                                                                    EXHIBIT 10.6


                      FOURTH AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS

                          Dated as of November 2, 2001

                                      among

                      VERITAS SOFTWARE GLOBAL CORPORATION,
                   as the Construction Agent and as the Lessee

          THE VARIOUS PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                    OPERATIVE AGREEMENTS FROM TIME TO TIME,
                               as the Guarantors,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
               not individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the VS Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                      as the Agent for the Secured Parties

                       FOURTH AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS

               This FOURTH AMENDMENT AND RESTATEMENT OF CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of November 2, 2001, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the VS Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                               W I T N E S S E T H

        WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of March 9, 2000 (the "Participation Agreement"), and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $41.5 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

        WHEREAS, the Lessee has requested amendments and modifications to certain of the covenants set forth in the Participation Agreement; and

        WHEREAS, the Financing Parties have agreed to the requested amendments and modifications on the terms and conditions set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

        1. Appendix A to the Participation Agreement is hereby amended to modify the following defined term in its entirety as follows:

        "Applicable Percentage" shall mean for Eurodollar Loans, Eurodollar Holder Advances and Commitment Fees, the appropriate applicable percentages corresponding to the Pricing Level in effect as of the most recent Calculation Date as shown below:

===================================================================================================
                                                                     Applicable
                      Ratio of Funded           Applicable        Percentage for        Applicable
                         Indebtedness         Percentage for         Eurodollar       Percentage for
Pricing Level            To EBITDA           Eurodollar Loans     Holder Advances     Commitment Fee
---------------------------------------------------------------------------------------------------
      I         Funded Indebtedness/              1.00%                2.00%              .25%
                EBITDA (alpha) .75
---------------------------------------------------------------------------------------------------
      II        Funded Indebtedness/EBITDA        1.25%                2.25%              .30%
                > .75 but (alpha) 1.25
---------------------------------------------------------------------------------------------------
     III        Funded Indebtedness/EBITDA        1.50%                2.50%             .375%
                > 1.25 but (alpha) 2.00
---------------------------------------------------------------------------------------------------
      IV        Funded Indebtedness/EBITDA        1.75%                2.75%              .45%
                > 2.00 but (alpha) 2.25
---------------------------------------------------------------------------------------------------
      V         Funded Indebtedness/EBITDA        1.875%              2.875%             .575%
                > 2.25
===================================================================================================

        The Applicable Percentage for Eurodollar Loans, Eurodollar Holder Advances and the Commitment Fees shall, in each case, be determined and adjusted on the date (the "Calculation Date") by which the compliance certificate is required to be delivered to the Agent in accordance with the provisions of
Section 8.3A(a)(iii) of the Participation Agreement; provided, however, that (i) the Applicable Percentage from the Initial Closing Date shall be based on Pricing Level III (as shown above) and shall remain at Pricing Level III until the next occurring Calculation Date and, thereafter, the Pricing Level shall be determined as shown above, and (ii) if the Lessee fails to provide the annual and quarterly compliance certificates required pursuant to Sections 8.3A(a)(iii) of the Participation Agreement to the Agent on or before such Calculation Date, the Applicable Percentage, in each case, from such Calculation Date shall be based on Pricing Level V until such time that such compliance certificates are provided whereupon the Pricing Level shall be determined as specified herein. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans and Eurodollar Holder Advances as well as any new Eurodollar Loans and Eurodollar Holder Advances made or issued.

        2. Subsections (i) and (ii) of Section 8.3A(h) of the Participation Agreement are amended in their entirety to read as follows:

               (h) Financial Covenants.

                   (i) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Lessee, shall be less than or equal to:

                       (A) From and including December 31, 2001 to and including June 30, 2003, 2.50 to 1.0; and

                       (B) From and including July 1, 2003 to and including September 30, 2003, 2.25 to 1.0; and

                       (C) From October 1, 2003 and thereafter, 2.0 to 1.0.

                   (ii) EBITDA. EBITDA, for each period set forth below, as
               shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 8.3A(a)(i), shall not be less than (i) $400,000,000 for each of the twelve month periods ending December 31, 2001, March 31, 2002, June 30, 2002, September 30, 2002 and (ii) $500,000,000 for
               the twelve month period ending December 31, 2002 and each March 31, June 30, September 30 and December 31 thereafter.

                                  MISCELLANEOUS

        1. This Amendment shall be effective upon satisfaction of the following conditions:

        (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent; and

        (b) (i) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent (in form and in substance reasonably satisfactory to the Agent) specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Lessee executing this Amendment and

               (ii) receipt by the Agent of an officer's certificate of each Credit Party (other than the Lessee and the Construction Agent), such officer's certificate to be in form and substance reasonably satisfactory to the Agent and certifying as to the incumbency of the officer of such Credit Party executing this Amendment;

        (c) receipt by the Agent, for the ratable benefit of each Lender and each Holder, of an amendment fee equal to the product of five basis points (0.05%) multiplied by the sum of the aggregate Commitments of all Lenders and the aggregate Holder Commitments of all Holders after giving effect to this Amendment.

        2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain unmodified and in full force and effect.

        3. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

        4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

         [The remainder of this page has been left blank intentionally.]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        VERITAS SOFTWARE GLOBAL CORPORATION,
                                        as the Construction Agent and as
                                        the Lessee

                                        By: /s/ KEVIN OLSON
                                            ------------------------------------
                                        Name:   Kevin Olson
                                              ----------------------------------
                                        Title:  Treasurer
                                              ----------------------------------

                                        VERITAS SOFTWARE CORPORATION,
                                        as a Guarantor


                                        By: /s/ KEVIN OLSON
                                            ------------------------------------
                                        Name:  Kevin Olson
                                              ----------------------------------
                                        Title: Treasurer
                                              ----------------------------------

                                        VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor


                                        By: /s/ KEVIN OLSON
                                            ------------------------------------
                                        Name:  Kevin Olson
                                              ----------------------------------
                                        Title: Treasurer
                                              ----------------------------------
                                        VERITAS SOFTWARE TECHNOLOGY HOLDING
                                        CORPORATION, as a Guarantor


                                        By: /s/ KEVIN OLSON
                                            ------------------------------------
                                        Name:  Kevin Olson
                                             -----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


                           [signature pages continue]

                                        VERITAS OPERATING CORPORATION,
                                        as a Guarantor

                                        By: /s/ KEVIN OLSON
                                            ------------------------------------
                                        Name:  Kevin Olson
                                             -----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


                           [signature pages continue]

                                            WELLS FARGO BANK NORTHWEST, NATIONAL
                                            ASSOCIATION (as successor to First
                                            Security Bank, National
                                            Association), not individually, but
                                            solely as the Owner Trustee under
                                            the VS Trust 2000-1

                                            By: /s/ VAL T. ORTON
                                                --------------------------------
                                            Name:  Val T. Orton
                                                  ------------------------------
                                            Title: Vice President
                                                  ------------------------------



                           [signature pages continue]

                                            BANK OF AMERICA, N.A., as a Holder,
                                            as a Lender and as the Agent


                                            By: /s/ JOUNI KORHONEN
                                                --------------------------------
                                            Name:  Jouni Korhonen
                                                  ------------------------------
                                            Title: Managing Director
                                                  ------------------------------



                           [signature pages continue]

                                            KEYBANK NATIONAL ASSOCIATION,
                                            as a Holder and as a Lender


                                            By: /s/ JULIEN MICHAELS
                                                --------------------------------
                                            Name:  Julien Michaels
                                                  ------------------------------
                                            Title: Vice President
                                                  ------------------------------



                           [signature pages continue]

                                            UNION BANK OF CALIFORNIA, N.A.,
                                            as a Holder and as a Lender


                                            By: /s/ JAMES B. GOUDY
                                                --------------------------------
                                            Name:  James B. Goudy
                                                  ------------------------------
                                            Title: Vice President
                                                  ------------------------------



                           [signature pages continue]

                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, as a Holder and
                                            as a Lender


                                            By: /s/ ERIC HOUSER
                                                --------------------------------
                                            Name:  Eric Houser
                                                  ------------------------------
                                            Title: Vice President
                                                  ------------------------------



                              [signature pages end]